Exhibit 99.1

(Investors)	Robert B. Tschudy Senior Vice President and CFO SCPIE Holdings Inc. 310/557-8739 e-mail: rtschudy@scpie.com Cecilia A. Wilkinson PondelWilkinson Inc. 310/279-5980 e-mail: cwilkinson@pondel.com	(Media)	Howard Bender SCPIE Holdings Inc. 310/551-5948 e-mail: hbender@scpie.com

SCPIE HOLDINGS ANNOUNCES

2005 SECOND-QUARTER AND FIRST-HALF RESULTS

Los Angeles, California – August 4, 2005 – SCPIE Holdings Inc. (NYSE:SKP), a major provider of healthcare liability insurance, today reported continued improved results for its second quarter and first half ended June 30, 2005.

For the 2005 second quarter, SCPIE reported net income of $1.7 million, or $0.18 per share, on total revenues of $36.6 million. This contrasts to a net loss in the year-earlier second quarter of $2.3 million, or $0.25 per share, on total revenues of $35.8 million.

The quarterly results continue to demonstrate the company’s progress over the past three years in winding down non-core healthcare liability and assumed reinsurance segments that were responsible for the majority of the 2004 second-quarter losses, as well as the beneficial impact rate increases in California have had on its core healthcare operations.

For the first six months of 2005, SCPIE reported net income of $3.4 million, or $0.35 per diluted share, on revenues of $74.0 million, versus a net loss in the first half of 2004 of $1.5 million, or $0.16 per share, on revenues of $80.3 million.

Core Operating Review

In the 2005 second quarter, SCPIE’s core direct healthcare liability operations posted an underwriting profit of $1.5 million, up from an underwriting loss a year earlier of $23,000.

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Net earned premiums for core direct healthcare operations totaled $32.4 million, compared with $30.9 million a year earlier. Net written premiums for the quarter rose to $4.0 million from $3.7 million in the 2004 second quarter. The improvement principally reflects the impact of a 6.5% rate increase instituted in California at the beginning of 2005.

The combined ratio for the company’s core business in the second quarter of 2005 improved to 95.3% with a loss ratio of 74.5%. A year ago, the company’s combined ratio for the second quarter totaled 100.1%, including a loss ratio of 79.8%. The expense ratio for the core segment in the 2005 second quarter rose slightly to 20.8% from 20.3% a year earlier.

For the first half of 2005, SCPIE’s core healthcare operations achieved an underwriting profit of $1.7 million, versus an underwriting loss of $2.1 million in the first six months of 2004. Net earned premiums for the core business rose slightly to $64.5 million from $62.5 million a year earlier, and net written premiums totaled $95.4 million in the 2005 first half compared with $96.2 million in the first half of 2004. The combined ratio for the 2005 first half stood at 97.4%, including a loss ratio of 75.6%. This is improved from a combined ratio for the first half of last year of 103.3%, when the loss ratio was 83.2%.

SCPIE’s retention rate for its core direct healthcare liability business over the past 12 months totaled 94.2%.

“SCPIE’s performance for the three months ended June 30, 2005, built on the promising results we delivered in the first quarter,” said Donald J. Zuk, SCPIE’s President and Chief Executive Officer. “The trends in California continue positive for our business, and our adherence to strong underwriting, risk management and policyholder services disciplines have clearly benefited our results.”

Non-Core Review

SCPIE’s continuing run-off of its non-core healthcare liability operations in states other than California and Delaware had minimal impact on the company’s financial results for the second quarter and first half of 2005. Outstanding reserves for the non-core healthcare liability operations declined to $75.2 million from $97.4 million at December 31, 2004. Open claims dropped to 316 from 431 at year-end 2004.

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In the assumed reinsurance area, which is also in run-off, upward developments on a few contracts created an underwriting loss of $3.1 million for the quarter and $5.5 million for the first half of 2005, down from $6.7 million and $8.4 million, respectively, for the corresponding periods in 2004.

Financial Summary

Revenues for the second quarter of 2005 included net investment income of $4.1 million and realized investment losses of $10,000, compared with net investment income in the year-earlier second quarter of $5.1 million and realized investment losses of $631,000.

For the 2005 first half, net investment income totaled $8.8 million and realized investment gains were $6,000. A year earlier, the company reported first-half net investment income of $10.6 million and realized investment gains of $1.7 million.

Principally, the reductions in investment income are due to decreased invested assets and a lower rate of return.

At June 30, 2005, SCPIE’s balance sheet remained debt-free. Book value at the close of the 2005 second quarter rose to $20.82 per share, compared with $20.68 per share at December 31, 2004.

About SCPIE Holdings

SCPIE Holdings Inc. is a leading provider of healthcare liability insurance for physicians, oral and maxillofacial surgeons, and other healthcare providers, as well as medical groups and healthcare facilities. Since the company was founded in 1976, it has carved out a significant niche in the insurance industry by providing innovative products and services specifically for the healthcare community.

Investor Conference Call

An investor conference call to discuss SCPIE’s second-quarter 2005 results will be conducted today, August 4, 2005, at 9 am PDT (12 noon EDT). The call will be open to all interested investors through a live audio web broadcast via the Internet at www.scpie.com and

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www.earnings.com. Questions, which will be answered during the conference call as time permits, can be submitted prior to the call or during the call by clicking on the icon on the home page of SCPIE’s website.

Rebroadcast over the Internet will be available for one year on both websites. A telephonic playback of the call will be available from approximately 11 am PDT, Thursday, August 4, 2005 to 5 pm PDT, Thursday, August 11, 2005. Listeners should call 800/633-8284 (domestic) or 402/977-9140 (international) and use Reservation Number 21256157.

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In addition to historical information, this news release contains forward-looking statements that are based upon the company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the company’s ability to retain current insureds at profitable levels, successful withdrawal from the assumed reinsurance business, obtaining necessary rate change regulatory approvals, expansion of liability insurance business in its principal market, and improved performance and profitability are dependent upon a variety of factors, including future economic, competitive and market conditions, frequency and severity of catastrophic events, future legislative and regulatory actions, uncertainties and potential delays in obtaining rate approvals, the level of ratings from recognized rating services, the inherent uncertainty of loss and loss expense estimates in both the core business and discontinued non-core business (including the contingent liability related to Highlands Insurance Company), and the cyclical nature of the property and casualty insurance industry, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. The company is also subject to certain structural risks as an insurance holding company, including statutory restrictions on dividends and other intercompany transactions. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the company’s objectives or plans will be realized.

SCPIE Holdings Inc. and Subsidiaries

Consolidated Balance Sheets

(Dollars in Thousands)

	June 30, 2005	December 31, 2004
	(Unaudited)
ASSETS

Securities available-for-sale:
Fixed maturities investments, at fair value (amortized cost 2005 - $428,145; 2004 - $454,278)	$427,262	$454,817
Equity investments, at fair value (cost 2005 - $12,028; 2004 - $12,100)	16,340	16,173

Total securities available-for-sale	443,602	470,990
Mortgages	10,400	10,400
Cash and cash equivalents	83,195	94,390

Total investments	537,197	575,780
Accrued investment income	5,688	5,849
Premiums receivable	44,503	12,603
Assumed Reinsurance Receivables	75,857	119,937
Reinsurance recoverable	138,162	197,520
Deferred policy acquisition costs	9,400	9,063
Deferred federal income taxes, net	47,102	48,454
Property and equipment, net	2,641	2,954
Other assets	7,179	7,475

Total assets	$867,729	$979,635

LIABILITIES

Reserves:
Loss and loss adjustment expenses	$552,014	$638,747
Unearned premiums	73,459	43,811

Total reserves	625,473	682,558
Amounts held for reinsurance	27,331	77,519
Other liabilities	17,739	25,036

Total liabilities	670,543	785,113
Commitments and contingencies

STOCKHOLDERS’ EQUITY

Preferred stock - par value $1.00, 5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock - par value $.0001, 30,000,000 shares authorized, 12,792,091 shares issued, 2005 - 9,469,392 shares outstanding 2004 - 9,404,604 shares outstanding	1	1
Additional paid-in capital	37,127	37,127
Retained earnings	259,553	256,177
Treasury stock, at cost (2005 - 2,822,699 shares and 2004 - 2,887,487 shares)	(97,517)	(97,654)
Subscription notes receivable	(2,928)	(3,018)
Accumulated other comprehensive income	950	1,889

Total stockholders’ equity	197,186	194,522

Total liabilities and stockholders’ equity	$867,729	$979,635

SCPIE Holdings Inc. and Subsidiaries

Consolidated Statements of Operations

(Dollars in Thousands, except per-share data)

(Unaudited)

	Six Months Ended		Three Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Revenues:
Net premiums earned	$65,037	$67,641	$32,451	$31,228
Net investment income	8,799	10,550	4,132	5,118
Realized investment gains	6	1,715	(10)	(631)
Other revenue	174	365	60	85

Total revenues	74,016	80,271	36,633	35,800
Expenses:
Losses & loss adjustment expenses incurred	53,058	65,769	27,147	32,828
Other operating expenses	15,719	16,806	6,854	6,576

Total expenses	68,777	82,575	34,001	39,404

Income before federal income taxes	5,239	(2,304)	2,632	(3,604)
Income tax expenses (benefits)	1,863	(815)	927	(1,288)

Net income	$3,376	$(1,489)	$1,705	$(2,316)

Basic earnings (loss) per share of common stock	$0.36	$(0.16)	$0.18	$(0.25)

Diluted earnings (loss) per share of common stock	$0.35	$(0.16)	$0.18	$(0.25)

Average number of shares outstanding-basic	9,416,827	9,410,576	9,429,052	9,410,576
Average number of shares outstanding-diluted	9,580,095	9,410,576	9,592,320	9,410,576

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Six Months Ended June 30, 2005					Six Months Ended June 30, 2004
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)			Direct Healthcare Liability		Assumed Reinsurance (4) (5)
	Core (2)	Non-Core (3) (4)		Other	Total (6)	Core (2)	Non-Core (3) (4)		Other	Total (6)
Net written premium (1)	$95,376	$158	$(849)		$94,685	$96,189	$(696)	$(3,278)		$92,215
Net earned premium	64,457	170	410		65,037	62,542	(608)	5,707		67,641
Net investment income				$8,799	8,799				$10,550	10,550
Realized investment gains				6	6				1,715	1,715
Other revenue				174	174				365	365

Total revenue	64,457	170	410	8,979	74,016	62,542	(608)	5,707	12,630	80,271
Incurred loss and LAE	48,762	(8)	4,304		53,058	52,063	3,770	9,936		65,769
Other expenses	14,030	77	1,612		15,719	12,571	100	4,135		16,806

Net underwriting income (loss)	$1,665	$101	$(5,506)		(3,740)	$(2,092)	$(4,478)	$(8,364)		(14,934)

Net investment income and other revenue				$8,979	8,979				$12,630	12,630

Income before federal Income taxes					$5,239					$(2,304)

Net cash used in operating activities					$(34,877)					$(43,739)

Loss ratio	75.6%					83.2%
Expense ratio	21.8%					20.1%

Combined ratio (GAAP)	97.4%					103.3%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.

3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.

4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.

5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE's 2004 Annual Filing in Form 10K, page 38.

6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are no longer meaningful.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Three Months Ended June 30, 2005					Three Months Ended June 30, 2004
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)
	Core (2)	Non-Core (3) (4)				Core (2)	Non-Core (3) (4)
Net written premium (1)	$4,025	$15	$(291)		$3,749	$3,707	$(954)	$7		$2,760
Net earned premium	32,413	18	20		32,451	30,946	(960)	1,242		31,228
Net investment income				$4,132	4,132				$5,118	5,118
Realized investment gains (losses)				(10)	(10)				(631)	(631)
Other revenue			—	60	60				85	85

Total revenue	32,413	18	20	4,182	36,633	30,946	(960)	1,242	4,572	35,800
Incurred loss and LAE	24,135	(23)	3,035		27,147	24,685	539	7,604		32,828
Other expenses	6,734	2	118		6,854	6,284	(12)	304		6,576

Net underwriting income (loss)	$1,544	$39	$(3,133)		(1,550)	$(23)	$(1,487)	$(6,666)		(8,176)

Net investment income and other revenue				$4,182	4,182				$4,572	4,572

Income (loss) before federal Income taxes					$2,632					$(3,604)

Net cash used in operating activities					$(15,843)					$(22,260)

Loss ratio	74.5%					79.8%
Expense ratio	20.8%					20.3%

Combined ratio (GAAP)	95.3%					100.1%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.

3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.

4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.

5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE's 2004 Annual Filing in Form 10K, page 38.

6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are not meaningful.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	June 30, 2005
Fixed-maturity portfolio
U.S. government & agencies	$132,438	31.0%
Mortgage & asset-backed	82,377	19.3%
Corporate	212,447	49.7%

Total	$427,262	100.0%

Average quality		AA
Effective duration		3.3
Yield to maturity		4.0%
Weighted average combined maturity		4.1

	Six Months Ended		Quarter Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004
Total premiums
Net written premium	$94,685	$92,215	$3,749	$2,760
Change in unearned premium	(29,648)	(24,574)	28,702	28,468

Net earned premium	$65,037	$67,641	$32,451	$31,228